EXHIBIT 31.1

Certification of Chief Executive Officer
Pursuant to Section 302 of Sarbanes-Oxley Act of 2002

I, Frank Witney, certify that:

1.	I have reviewed this Amendment No.1 to the Quarterly Report on Form 10-Q/A of Affymetrix, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

May 3, 2013	/s/ FRANK WITNEY
	Name:	Frank Witney
	Title:	Director, President and Chief Executive Officer